UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 14, 2011
RIGHTNOW TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

136 ENTERPRISE BOULEVARD, BOZEMAN, MT	59718

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (406) 522-4200
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On January 18, 2011, RightNow Technologies, Inc. (the “Company”) announced updated revenue and non-GAAP earnings per share guidance for the fourth quarter ended December 31, 2010. A copy of the press release announcing the signed definitive agreement and increased guidance for the fourth quarter ended December 31, 2010 is furnished herewith as Exhibit 99.1.
     The Company currently expects revenue of approximately $51 million, recurring revenue of approximately $41 million and non-GAAP earnings per share of approximately $0.16 for the fourth quarter of 2010. This updated guidance exceeds the Company’s previous guidance for the fourth quarter of revenue of approximately $49.3 million and non-GAAP earnings per share of approximately $0.15 as provided on October 28, 2010.
     For the fourth quarter of 2010, expected non-GAAP earnings per share exclude stock-based compensation and a potential tax benefit related to valuation of deferred tax assets. The Company anticipates that in the final 2010 fiscal year results it will recognize a tax benefit related to valuation of deferred tax assets. As this tax benefit is expected to be significant, but the amount of the tax benefit is not currently determinable, the Company will provide GAAP earnings per share and a reconciliation to GAAP on February 2, 2011 when RightNow releases its earnings for the fourth quarter and full year ended December 31, 2010.
     The information contained in this report and in exhibits attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report shall not be deemed an admission as to the materiality of any information contained herein.
     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
     This report contains forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected results of operations and management’s future strategic plans. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.
     The risks and uncertainties referred to above include, but are not limited to, the risk that the updated guidance in this press release will differ from the completed fourth quarter final results; general economic conditions; fluctuations in foreign currency exchange; our business model; our ability to develop or acquire and gain market acceptance for new products and enhancements to existing products in a cost-effective and timely manner; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; the gain or loss of key customers; competitive pressures and others similar factors such as the availability and pricing of competing products; our ability to expand or contract operations; manage expenses and grow profitability; the rate which our present and future customers adopt our existing and future products and services; fluctuations in our operating results including our revenue mix and our rate of growth; fluctuations in backlog; the risk that our investments in partner relationships and additional employees will not achieve expected results; interruptions or delays in our hosting operations; breaches of our security measures; our ability to protect our intellectual property rights of third parties; any unanticipated ambiguities in fair value accounting standards; the amount and timing of any stock repurchases under our stock repurchase program; fluctuations in our operating results from the impact of stock-based compensation expense; our ability to manage and expand our partner relationships; our ability to hire, retain and motivate our employees and manage our growth; the impact of potential future acquisitions, if any; and risks associated with our offering of convertible senior notes this past year. Further information on potential factors that could affect our financial results is included in our Annual Report on Form 10-K, quarterly reports of Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
Item 7.01. Regulation FD Disclosure
     On January 18, 2011, RightNow Technologies, Inc. (the “Company”) announced that it has signed a definitive agreement to acquire
Q-go.com B.V. The acquisition is subject to customary closing conditions and is expected to close within 21 days. A copy of the press release announcing the signed definitive agreement and increased guidance for the fourth quarter ended December 31, 2010 is furnished herewith as Exhibit 99.1.
     Under the terms of the definitive agreement, RightNow will acquire all of the stock of Q-go.com B.V. for approximately $34 million in cash. Q-go is headquartered in Amsterdam with subsidiary operations in Germany, Spain and the United States. RightNow expects the acquisition to increase revenue $8 million for the 2011 fiscal year and it is expected to increase expenses approximately $3.5 million per quarter during 2011. The acquisition is expected to be accretive to earnings in the first quarter of 2012. Additionally, RightNow expects increased expenses from the acquisition in amortization of acquired intangibles, which will be finalized once the purchase price accounting valuation is complete. RightNow will have the purchase price accounting recorded in its March 31, 2011 quarter end financial statements.
     The information contained in this report and in exhibits attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report shall not be deemed an admission as to the materiality of any information contained herein.
     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
     This report contains forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words and include, but are not limited to, statements regarding projected results of operations and management’s future strategic plans. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.
     The risks and uncertainties referred to above include, but are not limited to, the risk that the Q-go.com B.V. purchase transaction will not close; and the risks associated with purchasing Q-go.com B.V., including our ability to retain and motivate Q-go’s employees, our ability to integrate and market Q-go’s solutions to new customers, our ability to retain Q-go’s existing customers, the speed, quality and cost of the our efforts to integrate Q-go’s solutions with the our solution set, the security and reliability of Q-go’s service, and the risks associated with forecasting impact on combined financial results; general economic conditions; fluctuations in foreign currency exchange; our business model; our ability to develop or acquire and gain market acceptance for new products and enhancements to existing products in a cost-effective and timely manner; fluctuations in our earnings as a result of potential changes to our valuation allowance(s) on our deferred tax assets; the gain or loss of key customers; competitive pressures and others similar factors such as the availability and pricing of competing products; our ability to expand or contract operations; manage expenses and grow profitability; the rate which our present and future customers adopt our existing and future products and services; fluctuations in our operating results including our revenue mix and our rate of growth; fluctuations in backlog; the risk that our investments in partner relationships and additional employees will not achieve expected results; interruptions or delays in our hosting operations; breaches of our security measures; our ability to protect our intellectual property rights of third parties; any unanticipated ambiguities in fair value accounting standards; the amount and timing of any stock repurchases under our stock repurchase program; fluctuations in our operating results from the impact of stock-based compensation expense; our ability to manage and expand our partner relationships; our ability to hire, retain and motivate our employees and manage our growth; the impact of potential future acquisitions, if any; and risks associated with our offering of convertible senior notes this past year. Further information on potential factors that could affect our financial results is included in our Annual Report on Form 10-K, quarterly reports of Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not Applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 18, 2011 announcing RightNow Technologies, Inc.’s preliminary financial results for the fourth quarter ended December 31, 2010 and definitive agreement to acquire Q-go, Inc. (furnished herewith but not filed pursuant to Item 2.02).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC. (Registrant)
Dated: January 18, 2011	/s/ Jeffrey C. Davison
Jeffrey C. Davison
Chief Financial Officer, Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 18, 2011 announcing RightNow Technologies, Inc.’s preliminary financial results for the fourth quarter ended December 31, 2010 and definitive agreement to acquire Q-go, Inc. (furnished herewith but not filed pursuant to Item 2.02).